GOLDMAN SACHS TRUST

Class A, Class C, Institutional, and Class IR Shares of the

Goldman Sachs Brazil Equity Fund

Supplement dated August 6, 2012 to the

Prospectus dated February 28, 2012 (the “Prospectus”)

Effective immediately, the following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Brazil Equity Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Andrea Cardia, Vice President, has managed the Fund since 2011; and Marcia Zugaib, CFA, Vice President, has managed the Fund since 2011.

Effective immediately, the following replaces the information with respect to the Brazil Equity Fund in the portfolio management table in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Andrea Cardia Vice President	Portfolio Manager—Brazil Equity	Since 2011	Ms. Cardia joined GSAM in March 2008 as Equity Portfolio Manager. Prior to that Ms. Cardia worked from 2004 to 2008 as Senior Equity Analyst for the emerging markets growth funds. She has been in the investment management industry since 1994.
Marcia Zugaib, CFA Vice President	Portfolio Manager—Brazil Equity	Since 2011	Ms. Zugaib joined GSAM in January 2008 as Equity Portfolio Manager. Prior to that Ms. Zugaib was the Head of Research at Gavea Investimentos from 2004 to 2008. She has been in the investment management industry since 1981.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

SCPMSTK 08-12